UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2013

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2013 Annual Meeting of Stockholders of AMAG Pharmaceuticals, Inc. (the “Company”), which was held on May 23, 2013 (the “2013 Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s Second Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the plan by 1.1 million shares of common stock, par value $0.01 per share, of the Company (the “Restated Plan”), as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 19, 2013 (the “2013 Proxy Statement”). The Restated Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s executive officers and directors are eligible to receive awards under the Restated Plan, including stock options and restricted stock units, in accordance with the terms and conditions of the Restated Plan.  A detailed summary of the Restated Plan is set forth in the 2013 Proxy Statement under the caption “Proposal 3: Approval of the Third Amended and Restated 2007 Equity Incentive Plan,” which summary is incorporated herein by reference. That detailed summary of the Restated Plan and the foregoing description of the Restated Plan are qualified in their entirety by reference to the full text of the Restated Plan, which is filed as Appendix A to the 2013 Proxy Statement and which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of March 28, 2013, the record date for the 2013 Annual Meeting, 21,554,391 shares were issued and outstanding, of which 20,747,236 shares of common stock of the Company were represented, in person or by proxy at the 2013 Annual Meeting, constituting a quorum. The following proposals, which are described in detail in the 2013 Proxy Statement, were voted upon and approved at the 2013 Annual Meeting:

1.              To elect the following persons as directors to serve until the next Annual Meeting and until their successors have been elected and qualified based upon the following votes:

	Votes For	Withheld	Abstentions	Broker Non-Votes
William K. Heiden	17,581,399	276,593	0	2,889,244
Michael Narachi	17,536,002	321,990	0	2,889,244
Robert J. Perez	17,534,149	323,843	0	2,889,244
Lesley Russell, MB.Ch.B., MRCP	17,581,555	276,437	0	2,889,244
Gino Santini	17,536,002	321,990	0	2,889,244
Davey S. Scoon	17,474,220	383,772	0	2,889,244

2.              To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the  2013 Proxy Statement based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,583,426	182,459	92,107	2,889,244

3.              To approve the Third Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the number of shares of our common stock available for issuance thereunder by 1,100,000 shares, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,463,941	4,385,074	8,977	2,889,244

4.              To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,668,867	47,587	30,782	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amended and Restated 2007 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement filed with the Commission on April 19, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Scott B. Townsend
General Counsel and Senior Vice President of Legal Affairs

Date: May 24, 2013

Exhibit Index

Exhibit No.	Description
10.1	Third Amended and Restated 2007 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement filed with the Commission on April 19, 2013).